UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2024

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 8, 2024, OneMedNet Corporation (the “Company”) received a letter (the “Letter”) from the staff at The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days prior to the date of the Letter, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $35 million required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). The staff at Nasdaq also noted in the Letter that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain a minimum stockholders’ equity of $2.5 million, and Nasdaq Listing Rule 5550(b)(3), which requires listed companies to maintain a minimum of $500,000 of net income from continuing operations. The letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq.

In accordance with Nasdaq listing rule 5810(c)(3)(C), the Company has 180 calendar days, or until April 7, 2025 (the “Compliance Period”), to regain compliance. The letter notes that to regain compliance, the Company’s MVLS must close at or above $35 million for a minimum of ten consecutive business days during the Compliance Period. If the Company does not regain compliance by the end of the Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel.

The Company intends to actively monitor the Company’s MVLS between now and April 7, 2025, and may, if appropriate, evaluate available options to resolve the deficiency and regain compliance with the MVLS requirement. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2024

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer